Private Client Services FundsSM Prospectus Supplement February 1, 2019 (for prospectus dated January 1, 2019)

1.	The fourth paragraph under the “Principal investment strategies” section of the Capital Group Core Bond Fund summary portion of the prospectus is amended in its entirety to read as follows:

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested. Notwithstanding this system, the fund is currently managed by one portfolio manager.

2.	The information under the heading “Investment adviser” and “Portfolio manager” in the “Management” section of the Capital Group Core Bond Fund summary portion of the prospectus is amended in its entirety to read as follows:

Management

Investment adviser Capital Guardian Trust CompanySM

Portfolio manager The individual primarily responsible for the portfolio management of the fund is:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
John R. Queen Senior Vice President	9 years	Partner – Capital Fixed Income Investors

3.	The language under the heading “The Capital SystemSM” in the “Management and organization” section of the prospectus is amended in its entirety to read as follows:

The Capital SystemSM Capital Group Private Client Services (“CGPCS”), a division of Capital Bank and Trust Company, a federal savings bank that is an affiliate of the investment adviser, uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. Notwithstanding the Capital System, certain of the funds are currently managed by one portfolio manager. In addition, CGTC’s investment analysts may make decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of CGPCS.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on the Portfolio Strategy Group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation. The investment decisions made by the portfolio managers of Capital Group Core Municipal Fund, Capital Group Short-Term Municipal Fund, Capital Group California Core Municipal Fund, Capital Group California Short-Term Municipal Fund and Capital Group Core Bond Fund are informed by the investment themes discussed by the group.

The table below shows the investment experience and role in management of the funds for each of the fund’s primary portfolio manager(s).

4.	David A. Hoag no longer serves as a fixed-income portfolio manager for Capital Group Core Bond Fund and is removed from the table in the section titled “The Capital SystemSM” in the “Management and organization” section of the prospectus.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-309-0219O Printed in USA CGD/AFD/10039-S70157

Capital Group Private Client Services FundsSM Statement of Additional Information Supplement February 1, 2019 (for statement of additional information dated January 1, 2019, as supplemented to date)

1. The first paragraph under the heading “Compensation of investment professionals” in the “Management of the fund” section of the statement of additional information is amended in its entirety to read as follows:

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. Notwithstanding this system, certain of the funds are currently managed by one portfolio manager.

2. The following table in the “Portfolio manager fund holdings and other managed accounts” subsection of the “Management of the Fund” section of the statement of additional information is amended in its entirety to read as follows:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Capital Group Core Municipal Fund
Aaron Applebaum	$10,001 – $50,000	3	$5.0	2	$0.61	None
Mark Marinella	$10,001 – $50,000	6	$7.8	None		None
Capital Group Short-Term Municipal Fund
Aaron Applebaum	$100,001 – $500,000	3	$5.4	2	$0.61	None
Mark Marinella	$0 – $10,000	6	$8.2	None		None
Capital Group California Core Municipal Fund
Mark Marinella	$100,001 – $500,000	6	$7.8	None		None
Capital Group California Short-Term Municipal Fund
Mark Marinella	$0 – $10,000	6	$8.2	None		None
Capital Group Core Bond Fund
John R. Queen	$100,001 – $500,000	3	$162.2	1	$0.45	50	$0.58
Capital Group Global Equity Fund
William L. Robbins	None[4]	4	$81.2	None		1,125	$11.03

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Gerald Du Manoir	$100,001 – $500,000	5	$2.2	7	$3.46	720[5]	$18.46
Gregory D. Fuss	$100,001 – $500,000	5	$1.7	None		1,219	$12.15
Steven T. Watson	Over $1,000,000	5	$192.6	4	$4.56	603[6]	$9.27
Philip Winston	$100,001 – $500,000	6	$101.9	7	$3.46	645[7]	$18.06
Capital Group International Equity Fund
Gerald Du Manoir	$100,001 – $500,000	5	$1.6	7	$3.46	720[5]	$18.46
Gregory D. Fuss	$100,001 – $500,000	5	$1.1	None		1,219	$12.15
Philip Winston	$100,001 – $500,000	6	$101.3	7	$3.46	645[7]	$18.06
Capital Group U.S. Equity Fund
William L. Robbins	$100,001 – $500,000	4	$81.6	None		1,125	$11.03
Cheryl E. Frank	$100,001 – $500,000	1	$50.4	None		642	$5.53
Gregory D. Fuss	$100,001 – $500,000	5	$2.1	None		1,219	$12.35

[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.
[2]	Indicates other RIC(s) , PIV(s) or other accounts managed by Capital Guardian Trust Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) , PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account.
[3]	Personal brokerage accounts of portfolio managers and their families are not reflected.
[4]	As of October 31, 2018, William L. Robbins beneficially owned over $1,000,000 of securities in a different investment vehicle with an investment objective, strategies and risks substantially similar to those of the fund.
[5]	The advisory fee of four of these accounts (representing $2.64 billion in total assets) is based partially on their investment results.
[6]	The advisory fee of one of these accounts (representing $0.02 billion in total assets) is based partially on its investment results.
[7]	The advisory fee of four of these accounts (representing $2.64 billion in total assets) is based partially on their investment results.

Keep this supplement with your statement of information.

 Lit. No. MFGEBS-310-0219O CGD/10149-S70158